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                                                                    EXHIBIT 32.2



                        CERTIFICATION OF PERIODIC REPORT

I, Barry J. Susson, Chief Financial Officer of Deb Shops, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, to the best of my knowledge, that:

    (1) The Amendment No.1 to the Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 2, 2005

                                            Barry J. Susson
                                            ------------------------
                                            Barry J. Susson
                                            Chief Financial Officer